UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 21, 2010

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PMC-SIERRA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3975 Freedom Circle
Santa Clara, CA  95054
(Address of principal executive offices, including zip code)

(408) 239-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01 below is incorporated herein by reference in its entirety.

Item 7.01.  Regulation FD Disclosure.

On September 21, 2010, PMC-Sierra, Inc. issued a press release updating the outlook for its net revenues in the third quarter ending September 26, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

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Item 9.01.          Financial Statements and Exhibits

(d)       Exhibits.

           99.1         Press Release issued by PMC-Sierra, Inc. on September 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.
(Registrant)

Date: September 21, 2010	By:	/s/ Michael W. Zellner

Vice President
Chief Financial Officer and
Principal Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by PMC-Sierra, Inc. on September 21, 2010

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